                                                                Exhibit 10.23



                           Dated 16th October, 1998
                           ------------------------


                     (1)  CHINA BEARING HOLDINGS LIMITED
                                      and
                     (2)  ASEAN CAPITAL LIMITED
                                      and
                     (3)  CHINA INTERNATIONAL BEARING
                          HOLDINGS LIMITED
                                      and
                     (4)  SUNBASE ASIA, INC.
                                      and
                     (5)  SMITH ACQUISITION COMPANY, INC.
                                      and
                     (6)  SUNBASE INTERNATIONAL (HOLDINGS) LIMITED
                                      and
                     (7)  EXTENSIVE RESOURCES LIMITED
                                      and
                     (8)  GLORY MANSION LIMITED
                                      and
                     (9)  WARDLEY CHINA INVESTMENT TRUST
                                      and
                     (10) MC PRIVATE EQUITY PARTNERS ASIA LIMITED
                                      and
                     (11) CHINE INVESTISSEMENT 2000



                   ________________________________________

                             SETTLEMENT AGREEMENT

                             in respect of certain
                       convertible debentures issued by

                        CHINA BEARING HOLDINGS LIMITED

                   ________________________________________





                                CHAO AND CHUNG

                               Table of Contents
                               -----------------

          Description                                          Page No.
          -----------                                          --------
1.        INTERPRETATION                                              2
2.        AGREEMENT                                                   3
3.        COMPLETION                                                  4
4.        SPECIFIC UNDERTAKING BY SIHL                                6
5.        SPECIFIC UNDERTAKING BY ACL                                 6
6.        UNDERTAKINGS                                                6
7.        SPECIFIC UNDERTAKINGS BY SAI                                7
8.        CORPORATE GOVERNANCE                                        8
9.        NOTICES                                                     8
10.       EVENTS OF DEFAULT                                          11
11.       COSTS AND EXPENSES                                         11
12.       GOVERNING LAW AND JURISDICTION                             11
13.       GENERAL PROVISIONS                                         14
14.       COUNTERPARTS                                               14

SCHEDULE 1                                                           15
Corporate Chart                                                      15

SCHEDULE 2                                                           16
Form of written resolution of the sole
shareholder of the Company                                           16

SCHEDULE 3                                                           17
Repayment Schedule                                                   17

SCHEDULE 4                                                           21
Form of Guarantee                                                    21

SCHEDULE 5                                                           30
Undertaking by ACL                                                   30

SCHEDULE 6                                                           38
Form of Deed of Share Mortgage                                       38

SIGNATURE PAGE                                                       49

THIS AGREEMENT is made on the 16th day of October, 1998.

 (1) CHINA BEARING HOLDINGS LIMITED, the registered office of which is at Cedar House, 41 Cedar Avenue Hamilton HM12, Bermuda (the "Company");

 (2) ASEAN CAPITAL LIMITED, the registered office of which is at Omar Hodge Building, Wickhams Cay I, P.O. Box 362, Road Town, Tortola, British Virgin Islands ("ACL");

 (3) CHINA INTERNATIONAL BEARING HOLDINGS LIMITED, the registered office of which is at 19th Floor, 51-57 Gloucester Road, Wanchai, Hong Kong ("CIBHL");

 (4) SUNBASE ASIA, INC., the registered office of which is at 1280 Terminal Way, Suite 3, Reno Nevada 89502, United States of America ("SAI");

 (5) SMITH ACQUISITION COMPANY, INC., a California corporation doing business as Southwest Products Company, the registered office of which is at 2240 Buena Vista, Irwindale, CA 91706, United States of America ("SPC");

 (6) SUNBASE INTERNATIONAL (HOLDINGS) LIMITED the registered office of which is at 19th Floor, 51-57 Gloucester Road, Wanchai, Hong Kong ("SIHL");

 (7) EXTENSIVE RESOURCES LIMITED, the registered office of which is at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands ("ERL");

(the parties at (1), (2), (3), (4) and (5) hereinafter collectively referred to as "Default Parties");

 (8) GLORY MANSION LIMITED, the registered office of which is at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands "(GML");

 (9) WARDLEY CHINA INVESTMENT TRUST, the registered office of which is at c/o Suite 1610, P.O. Box 1016, 885 West Georgia Street, Vancouver B.C., V6C 3E8, Canada ("WCIT");

(10) MC PRIVATE EQUITY PARTNERS ASIA LIMITED the registered office of which is at P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands, British West Indies ("MC Partners"); and

(11) CHINE INVESTISSEMENT 2000, a Luxembourg-registered Unit Trust, the registered office of which is at L1118 Luxembourg, 14 Rue Aldringen ("CI 2000");

(the parties at (8), (9), (10) and (11) hereinafter collectively referred to as the "Investors" and each an "Investor")

WHEREAS:-

(A) The parties hereto (except SIHL and ERL) entered into the Subscription Agreement (as defined below) under which the Investors subscribed for Debentures of an aggregate principal value of $11,500,000.

(B) The Default Parties have breached certain of their obligations under the Subscription Agreement and the Investors have agreed not to exercise their rights under the Subscription Agreement in relation thereto subject to and upon the terms and conditions set out herein.


NOW IT IS HEREBY AGREED as follows:-

1.   INTERPRETATION
     --------------

(A)  In this Agreement:-

     "ACL Undertaking"             means an undertaking or guarantee to be given
                                   by ACL in favour of the Investors in the form or substantially the same form as set out in
                                   Schedule 5 hereof;

     "Completion"                  means performance by the parties hereto of
                                   their respective obligations set out in
                                   Clause 3 upon the signing of this Agreement;

     "Deed of Share Mortgage"      means the form of share mortgage set out in
                                   Schedule 6;

     "Guarantee"                   means the guarantee to be given by the
                                   Guarantors in the form or substantially the same form set out in Schedule 4 hereof;

     "Hong Kong"                   means the Hong Kong Special Administrative
                                   Region of the People's Republic of China;

     "Principal"                   means the amount of $13,173,490, being the
                                   amount the Investors have, subject to and upon the terms and conditions set out herein, accepted as the principal aggregate amount due to the Investors as at the date of this Agreement;

     "Repayment Schedule"          means the schedule of instalments of
                                   repayment to be made by the Company to
                                   the Investors set out in Schedule 3;

     "Subscription Agreement"      means an agreement dated 2nd August, 1996
                                   relating to the subscription by the Investors for the Debentures issued by the Company and made between the parties hereto; and

     "$" means United States dollars, the lawful currency of the United States of America.

(B) In this Agreement, unless otherwise defined, words and expressions defined in the Subscription Agreement (including the schedules thereto), when used in this Agreement, bear the same respective meanings in this Agreement.

2.   AGREEMENT
     ---------

     In consideration of the Investors agreeing not to exercise their rights against the Default Parties in accordance with the terms and conditions of the Subscription Agreement and the Debentures:-

     (A) the parties hereto agree that the Company shall repay by instalments to the Investors in respect of the Principal and interest on that part thereof that is outstanding for the time being calculated at 10% per annum in accordance with the Repayment Schedule PROVIDED THAT the right of the Company to repay an amount in addition to the what is provided in the Repayment Schedule ("Additional Payment") shall not be prejudiced and in which case the Repayment Schedule may be adjusted (based on the same interest rate and on the basis that the Additional Payment shall be applied towards discharging the part of the principal amount comprised in each outstanding repayment instalment which bears the same proportion to the said principal amount as stated in the Repayment Schedule as the total amount of the Additional Payment bears to the aggregate amount of the Principal and interest then outstanding) as to be advised by the Investors;

     (B) SAI will, on Completion, issue in favour of the Investors (or as they may direct) 466,667 new shares in the common stock of SAI which may not be sold within a period of three years commencing from the date hereof (the certificates for which shall bear a legend to the same effect) ("SAI Shares");

     (C) the Default Parties jointly and severally undertake to procure that 50% of any public market funds raised by the Company or any member of the SAI Group shall be applied immediately towards discharging the then outstanding part of the Principal and the interest accrued thereon (whereupon the Repayment Schedule shall be adjusted as if the application of such funds was an Additional Payment subject to the provisions of sub-clause (A) of this Clause) as to be advised by the Investors;

     (D) ERL shall grant a charge over one million issued shares in the capital of Tianjin Development Holdings Limited (the "Tianjin Shares") held by it in favour of Brilliant Future Holdings Limited (as trustee for and on behalf of the Investors) to secure the performance of the obligations of the Company under this Agreement upon such terms and conditions as set out in the Deed of Share Mortgage;

     (E) the Investors agree that upon the Default Parties' fulfilment of all their obligations under this Agreement, the Debentures issued to the Investors pursuant to the Subscription Agreement shall be returned to the Company for cancellation and in the meantime provided that none of the Default Parties is in default of any of their respective obligations under this Agreement the Investors shall refrain from exercising any of their rights under the Subscription Agreement or under the Conditions; and

     (F) the Investors agree that as amongst themselves, their respective entitlements thereunder to be repaid by the Company and/or issued with SAI Shares shall be in proportion to the principal amounts of the Debentures held by them respectively.

3.   COMPLETION
     ----------

(A) Completion shall take place at the offices of Chao and Chung at Suite 601, Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Hong Kong upon the signing of this Agreement.

(B)  At Completion, the following transactions shall take place:-

     (1) SAI in its capacity as the sole shareholder of the Company entitled to vote at its general meetings shall pass in writing the resolution as set out in Schedule 2 of this Agreement;

     (2)  the Company shall:-

          (i) deliver to the Investors a certified copy of the Board resolution of the Company and SIHL (i) approving and authorising execution and completion of this Agreement; and (ii) resolving to effect and do all that is necessary to give effect to this Agreement;

          (ii) deliver to the Investors a certified copy of the Board resolution of SAI (i) approving and authorising execution and completion of this Agreement; (ii) approving and authorising the execution of the Guarantee and the issue of the SAI Shares; and
                (iii) resolving to effect and do all that is necessary to give effect to this Agreement and the Guarantee;

          (iii) deliver to the Investors a certified copy of Board resolution from each of CIBHL and SPC in each approving and authorising the execution and completion of this Agreement and the Guarantee and resolving to effect and do all that is necessary to give effect to this Agreement and the Guarantee;

          (iv) deliver to the Investors a certified copy of Board resolution from ACL approving and authorising the execution and completion of this Agreement and the ACL Undertaking and resolving to effect and do all that is necessary to give effect to this Agreement and the ACL Undertaking;

          (v) deliver to the Investors a certified copy of Board resolution from ERL approving and authorising the execution and completion of this Agreement and resolving to effect and do all that is necessary to give effect to this Agreement; and

          (vi) deliver evidence satisfactory to the Investors that the Company has effected payment by telegraphic transfer to the Investors of the amount of $520,000.00 required to be paid by the Company on completion as set out in the Repayment Schedule;

     (3) ERL shall execute and deliver to Brilliant Future Holdings Limited the Deed of Share Mortgage and the Board resolution of ERL approving its execution of the same;

     (4) SAI, CIBHL and SPC shall enter into the Guarantee in the form as set out in Schedule 4 hereof; and

     (5)  ACL shall enter into the ACL Undertaking in the form as set out in
          Schedule 5 hereof.

(C) All the events which are to take place at Completion shall take place simultaneously and no party shall be obliged to complete this Agreement unless the other parties simultaneously comply with their respective obligations contained in sub-clause (B) of this clause.

(D) For the avoidance of doubt, the continuing obligations of the Default Parties under this Agreement shall not cease as a result of Completion.

4.   SPECIFIC UNDERTAKING BY SIHL
     ----------------------------

     SIHL hereby unconditionally and irrevocably undertakes to each of the Investors that for so long as any of the obligations of the Company under this Agreement remain outstanding, SIHL shall not, save with the prior written approval of each of the Investors, reduce its current issued beneficial shareholdings (being 100%) in the share capital of ACL carrying rights to vote in ACL's general meetings.

5.   SPECIFIC UNDERTAKING BY ACL
     ---------------------------

     ACL hereby unconditionally and irrevocably undertakes to each of the Investors that for so long as any of the obligations of the Company under this Agreement remain outstanding:-

     (i) ACL shall, directly or indirectly, (save with the prior written approval of each of the Investors) remain the legal and beneficial owner of not less than 51% of the Deemed Total Issued Share Capital of SAI (as defined hereinafter) and retain control over not less than 51% of the voting rights of SAI (which for this purpose shall exclude Super-voting Rights but shall include a substitution of 100,000 votes per Series A Preferred Stock held for the purposes of calculation hereunder); and

     (ii) no amounts are to be repaid in respect of the ACL Promissory Notes save and except with the prior written approval of the Investors.

     For the purpose of this clause, "Deemed Total Issued Share Capital of SAI" means the total Share capital of SAI deemed to be in issue which for this purpose shall be the then actual existing total issued Shared capital of SAI and (if any Series A Preferred Stock or Series B Preferred Stock is
         ---
     left outstanding) that number of Shares that would have been issued in respect of Series A Preferred Stock and Series B Preferred Stock had the same been all converted immediately prior to the relevant date under consideration as if such Shares form part of the enlarged issued Share capital of SAI in aggregate.

6.   UNDERTAKINGS
     ------------

6.1 Each of the Company, the Guarantors, SIHL and ACL hereby further undertakes and agrees that it shall procure that no member of the SAI Group shall at any time and for so long as the obligations of the Company under this Agreement remains outstanding (including the exercise of all such voting powers and control it has, directly or indirectly over the members of the SAI Group), save with the prior written approval from each of the Investors, do anything or suffer anything to be done which shall result in change(s) to the corporate structure of the SAI Group set out in Schedule 1.

6.2  Each of SAI and the Company hereby covenants, undertakes and agrees with the Investors that:-

              (a) certificates in respect of the SAI Shares shall be issued and delivered to the respective Investors (or as they may direct) no later than 90 days from the date of this Agreement; and

              (b) each Investor shall, if it is deemed to be an "affiliate" under the U.S. Securities Act of 1933 of SAI (which interpretation shall be determined by a U.S. law firm to be agreed between the Investors and SAI or the Securities and Exchange Commission as the case may be), have the right to require SAI and/or the Company to file a registration statement under the Securities Act for a public offering / resale of all or any number of the SAI Shares held by the Investor, such rights to be exercisable by the delivery of a written notice to SAI and/or the Company (the "Notice") specifying in detail the number of the SAI Shares required to be made the subject of the registration, the identity of the Investor and the intended method of resale of the SAI Shares and SAI and/or the Company shall take all reasonable steps to commence the procedure for such filing within five
                     (5) Business Days of receipt of the Notice.

         7.   SPECIFIC UNDERTAKINGS BY SAI
              ----------------------------

              SAI hereby undertakes and agrees to ensure that all of the SAI Shares will be duly and validly issued, fully paid and non-assessable and will not be subject to pre-emptive rights and that for a period of 3 years from the date hereof:-

              (a) SAI shall not in any way modify the rights attached to the Shares as a class or attach any special restrictions thereto except with the prior written consent from the Investors;

              (b) SAI shall procure that at no time shall there be an issue of Shares of differing nominal value except with the prior written consent from the Investors;

              (c) SAI shall not do anything voluntarily or on its own initiative which may result in (or can reasonably be foreseen to result in) the delisting of the issued Shares on NASDAQ;

              (d) SAI shall provide the Investors with a copy of its annual reports, annual financial statements, interim reports and all other statements and circulars sent by SAI to its shareholders within fourteen days after SAI sends the same to its shareholders; and

              (e) SAI shall provide each Investor with a copy of every document filed from the date hereof with the Securities and Exchange Commission and the same shall be so provided to each Investors within fourteen days of the date of the filing of such document.

    8.   CORPORATE GOVERNANCE
         --------------------

         Unless the prior written approval from the Investors have been obtained, each of the Company, the Guarantors, SIHL and ACL undertakes that it shall and shall procure that each of them shall exercise all such voting rights and other powers of control as is or shall be available to them to procure that no member in the SAI Group (save and except Harbin Bearing Company Limited for the purposes of sub-clauses
         (a),(b),(c),(e) and (g) of this clause) shall:-

         (a)       acquire assets in excess of $3,000,000;

         (b) borrow, lend or give any guarantee of any amount greater than $3,000,000;

         (c) sell assets having a fair market value in excess of $3,000,000;

         (d)       make any dividend payments;

         (e) give any charge, mortgage, pledge or other security interest in excess of $3,000,000;

         (f) enter into any related party transaction except where such transaction (i) is a normal commercial arms length transaction entered into in the ordinary course of the SAI Group's business of the manufacturing and sales of bearing products, or (ii) relates to the advancement of loan to any member of the SAI Group for the purpose of enabling it to fulfil its obligations under this Agreement;

         (g) allow any of the events referred to in sub-clauses (a) to (e) of this Clause to occur if such event will involve such an amount or value (notwithstanding such amount may or may not exceed the relevant limit specified for that event under this Clause (a) to (e) hereof) when added to the existing cumulative total of the value of that event occurring in the preceding 12 months will take the overall cumulative total over 15% of the net asset value of SAI as shown in the latest audited consolidated accounts of SAI.

    9.   NOTICES
         -------

         Any notice required or permitted to be given by or under this Agreement shall be in writing and shall be given by delivering it to the address or facsimile number of the relevant party connected shown below:-

     The Company      :       c/o China International Bearing
     -----------                  Holdings Limited
                              19th Floor, First Pacific Bank Centre,
                              51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     SAI              :       c/o China International Bearing
     ---                          Holdings Limited
                              19th Floor, First Pacific Bank Centre,
                              51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     ERL              :       c/o China International Bearing
     ---                          Holdings Limited
                              19th Floor, First Pacific Bank Centre,
                              51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     SIHL             :       c/o China International Bearing
     ----                         Holdings Limited
                              19th Floor, First Pacific Bank Centre,
                              51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     SPC              :       c/o China International Bearing
     ---                          Holdings Limited
                              19th Floor, First Pacific Bank Centre,
                              51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     ACL              :       c/o China International Bearing
     ---                          Holdings Limited
                              19th Floor, First Pacific Bank Centre,
                              51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     CIBHL          :         19th Floor, First Pacific Bank Centre,
     -----                    51-57 Gloucester Road, Hong Kong
                              Tel: (852) 2865 1511
                              Fax: (852) 2865 4293
                              Attn.: Mr. Billy Kan / Mr. Roger Li

     GML            :         c/o HPEM, 10th Floor, Citibank Tower,
     ---                      3 Garden Road, Hong Kong
                              Tel: (852) 2845 7688
                              Fax: (852) 2845 9992
                              Attn.: Mr. George Raffini / Mr. Brian Law

     WCIT           :         c/o HPEM, 10th Floor, Citibank Tower,
     ----                     3 Garden Road, Hong Kong
                              Tel: (852) 2845 7688
                              Fax: (852) 2845 9992
                              Attn.: Mr. George Raffini / Mr. Brian Law

     MC Partners    :         c/o MC Capital Asia Pte Limited
     -----------              Unit No. 1002 C/D 10th Floor,
                              Tower 1, Admiralty Centre,
                              18 Harcourt Road, Hong Kong
                              Tel: (852) 2866 3393
                              Fax: (852) 2866 2693
                              Attn.: Mr. Yuji Komiya
                                      / Mr. Tatsuya Kuroyanagi

     CI 2000        :         c/o Asian Asset Management Limited
     -------                  Suite 51, 5th Floor
                              New Henry House
                              10 Ice House Street
                              Central, Hong Kong
                              Tel: (852) 2804 6188
                              Fax: (852) 2804 6197
                              Attn.: Mr. Fabrice Jacob

     or to such other address or facsimile number as the party concerned may have notified to the other party pursuant to this Clause and may be given by sending it by hand to such address or by facsimile transmission to such facsimile number, or to such other address or facsimile number as the party concerned may have notified to the other party in accordance with this Clause. Such notice shall be deemed to be served on the day of delivery or facsimile transmission (or, if the day of delivery or transmission is not a Business Day or if the delivery or transmission is made after 5:00 p.m. Hong Kong time, deemed to be served on the immediately following Business
     Day), or if sooner
               upon acknowledgement of receipt by or on behalf of the party to which it is addressed.

     10.       EVENTS OF DEFAULT
               -----------------

     (A) Notwithstanding the repayment obligations of the Company in accordance with the Repayment Schedule, if any of the following events ("Event of Default") occurs the Principal shall automatically become immediately due and payable in full by the Company at its principal amount outstanding together with any accrued but unpaid interest calculated up to and including the date of payment the aggregate amount of which shall be notified by the Investors to the Company and upon the settlement thereof in accordance with this clause by the Company the repayment obligations set out in the Repayment Schedule shall be deemed to have been discharged by the Company.

     (B)       An Event of Default occurs when:-

               (a) the Company defaults in repayment pursuant to the Repayment Schedule;

               (b) any of the Default Parties fails to perform any of its obligations under this Agreement;

               (c) any of the Guarantors fails to perform any of its obligations under the Guarantee, and

               (d) ACL fails to perform any of its obligations under the ACL Undertaking.

     11.       COSTS AND EXPENSES
               ------------------

               The legal costs incurred in connection with the preparation and negotiation of this Agreement and ancillary documentation shall be borne as to one-half by the Company and as to the other half by the Investors.

     12.       GOVERNING LAW AND JURISDICTION
               ------------------------------

     12.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and each party hereby submits to the non-exclusive jurisdiction of the courts of Hong Kong as regards any claim or matter arising under this Agreement.

     12.2 Each of the parties hereto irrevocably agrees for the benefit of each of the Investors that the courts of Hong Kong shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

12.3 Each of the parties hereto irrevocably waives any objection it might now or hereinafter have to the courts referred to in sub-Clause 12.1 above nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such courts is not a convenient or appropriate forum.

12.4 Each of the Company, SAI, ACL, SIHL, ERL and SPC hereby irrevocably appoints CIBHL (details of which are set out below) and CIBHL hereby accepts such appointment as each of their process agent to receive and acknowledge on its behalf service of any writ, summons, order, judgement or other notice of legal process in Hong Kong. Each of GML, WCIT, MC Partners and CI 2000 also hereby irrevocably appoints the persons set out against its name below to be its process agent:-

     Company -           China International Bearing Holdings Limited
     -------             19th Floor, First Pacific Bank Centre,
                         51-57 Gloucester Road, Hong Kong
                         Tel: (852) 2865 1511
                         Fax: (852) 2865 4293
                         Attn.: Mr. Billy Kan / Mr. Roger Li

     SAI -               China International Bearing Holdings Limited
     ---                 19th Floor, First Pacific Bank Centre,
                         51-57 Gloucester Road, Hong Kong
                         Tel: (852) 2865 1511
                         Fax: (852) 2865 4293
                         Attn.: Mr. Billy Kan / Mr. Roger Li

     ERL                 c/o China International Bearing
     ---                 Holdings Limited
                         19th Floor, First Pacific Bank Centre,
                         51-57 Gloucester Road, Hong Kong
                         Tel: (852) 2865 1511
                         Fax: (852) 2865 4293
                         Attn.: Mr. Billy Kan / Mr. Roger Li

     SIHL -              c/o China International Bearing
     ----                Holdings Limited
                         19th Floor, First Pacific Bank Centre,
                         51-57 Gloucester Road, Hong Kong
                         Tel: (852) 2865 1511
                         Fax: (852) 2865 4293
                         Attn.: Mr. Billy Kan / Mr. Roger Li

          ACL-          :    China International Bearing Holdings Limited
          ---                19th Floor, First Pacific Bank Centre,
                             51-57 Gloucester Road, Hong Kong
                             Tel: (852) 2865 1511
                             Fax: (852) 2865 4293
                             Attn: Mr. Billy Kan / Mr. Roger Li

          SPC-          :    China International Bearing Holdings Limited
          ---                19th Floor, First Pacific Bank Centre,
                             51-57 Gloucester Road, Hong Kong
                             Tel: (852) 2865 1511
                             Fax: (852) 2865 4293
                             Attn: Mr. Billy Kan / Mr. Roger Li

          GML-          :    HPEM, 10th Floor, Citibank Tower,
          ---                3 Garden Road, Hong Kong
                             Tel: (852) 2845 7688
                             Fax: (852) 2845 9992
                             Attn: Mr. George Raffini / Mr. Brian Law

          WCIT-         :    HPEM, 10th Floor, Citibank Tower,
          ----               3 Garden Road, Hong Kong
                             Tel: (852) 2845 7688
                             Fax: (852) 2845 9992
                             Attn: Mr. George Raffini / Mr. Brian Law

          MC Partners-  :    MC Capital Asia Pte Limited
          -----------        Unit No. 1002 C/D 10th Floor,
                             Tower 1, Admiralty Centre,
                             18 Harcourt Road, Hong Kong
                             Tel: (852) 2866 3393
                             Fax: (852) 2866 2693
                             Attn: Mr. Yuji Komiya / Mr. Tatsuya Kuroyanagi

          CI 2000       :    Asian Asset Management Limited
          -------            Suite 51, 5th Floor
                             New Henry House
                             10 Ice House Street
                             Central, Hong Kong
                             Tel: (852) 2804 6188
                             Fax: (852) 2804 6197
                             Attn: Mr. Fabrice Jacob

12.5 Each of the parties hereby consent generally in respect of any legal action or proceeding arise out of or in connection with this Agreement to the giving of any relief or any issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such action or proceeding.

13.    GENERAL PROVISIONS
       ------------------

13.1 As regards any date or period time shall be of the essence of this Agreement.

13.2 This Agreement shall be binding on and enure for the benefit of the successors of each of the parties and shall not be assignable.

13.3 The exercise of or failure to exercise any right to remedy in respect of any breach of this Agreement shall not, save as provided herein, constitute a waiver by such party or any other right or remedy it may have in respect of that breach.

13.4 Any right or remedy conferred by this Agreement on any party for breach of this Agreement (including without limitation the breach of any representations and warranties) shall be in addition and without prejudice to all other rights and remedies available to it in respect of that breach.

13.5 This Agreement constitutes the entire agreement between the parties with respect to its subject matter and no variation of this Agreement shall be effective unless made in writing and signed by all of the parties.

13.6 This Agreement supersedes all and any previous agreements, arrangement or understanding between the parties relating to the matters referred to in this Agreement and all such previous agreements, understanding or arrangements (if any) shall cease and determine with effect from this date hereof.

13.7 If at any time any provision of this Agreement is or becomes illegal, void or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

14.    COUNTERPARTS
       ------------

       This Agreement may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which when so executed shall be deemed an original but all of which shall constitute one and the same instrument and is binding on all parties.

AS WITNESS whereof this Agreement has been duly executed on the date first above written.

                                  SCHEDULE 1
                                  ----------

     1.   Corporate Chart
          ---------------

                --------------------------------------
                         Sunbase Asia, Inc.
                              ("SAI")
                --------------------------------------
                    100%                                   100%

           --------------------                  ---------------------
             China Bearing                        Smith Acquisition
           Holdings Limited                           Company Inc.
               ("CBH")                                 ("SPC")
           --------------------                  ---------------------
                    100%
          ---------------------
           China International
             Bearing Holdings
             Limited ("CIBHL")
          ---------------------
               99%              99.90%
--------------------         -----------------------
   Harbin Sunbase               Harbin Xinhengli
     Development                   Development
  Company Limited                Company Limited
 ("Harbin Sunbase")           ("Harbin Xinhengli")
--------------------         -----------------------

                    10%               41.57%
               -----------------
                 Harbin Bearing
                Company Limited
                    ("HBC")
               -----------------

                                  SCHEDULE 2
                                  ----------

            Form of written resolution of the sole shareholder of
            -----------------------------------------------------
                        China Bearing Holdings Limited
                        ------------------------------

Resolution of the sole shareholder of China Bearing Holdings Limited adopted in writing on [.], 1998

We, being the sole shareholder of the Company for the time being, do HEREBY RESOLVE the following:-

"THAT:-

(a) the Company be authorised to execute and complete the Settlement Agreement to be dated [.], 1998 in consideration of the Investors (as defined in the Settlement Agreement) agreeing not to exercise their rights against the Company and certain other parties under the Subscription Agreement dated 2nd August, 1996;

(b) Mr. Billy Kan be authorised to effect and do all that is necessary to give effect to the Settlement Agreement for and on behalf of the Company".

Date                1998




----------------------------
Sunbase Asia, Inc.

                                  SCHEDULE 3
                                  ----------

Repayment Schedule
------------------

1.   Completion   Principal repayment and Interest on Principal   $ 520,000.00

2.   23/12/1998   Principal repayment                             $  20,903.42
                  Interest on Principal $(13,091,590x10%/12)      $ 109,096.58
                                                                  ------------
                                                                  $ 130,000.00

3.   23/1/1999    Principal repayment                             $  21,077.61
                  Interest on Principal $(13,070,686x10%/12)      $ 108,922.39
                                                                  ------------
                                                                  $ 130,000.00

4.   23/2/1999    Principal repayment                             $  21,253.26
                  Interest on Principal $(13,049,609x10%/12)      $ 108,746.74
                                                                  ------------
                                                                  $ 130,000.00

5.   23/3/1999    Principal repayment                             $ 831,430.37
                  Interest on Principal $(13,028,355x10%/12)      $ 108,569.63
                                                                  ------------
                                                                  $ 940,000.00

6.   23/4/1999    Principal repayment                             $  28,358.96
                  Interest on Principal $(12,196,925x10%/12)      $ 101,641.04
                                                                  ------------
                                                                  $ 130,000.00

7.   23/5/1999    Principal repayment                             $  28,595.28
                  Interest on Principal $(12,168,566x10%/12)      $ 101,404.72
                                                                  ------------
                                                                  $ 130,000.00

8.   23/6/1999    Principal repayment                             $  28,833.58
                  Interest on Principal $(12,139,971x10%/12)      $ 101,166.42
                                                                  ------------
                                                                  $ 130,000.00

9.   23/7/1999    Principal repayment                             $  29,073.86
                  Interest on Principal $(12,111,137x10%/12)      $ 100,926.14
                                                                  ------------
                                                                  $ 130,000.00

10.  23/8/1999    Principal repayment                             $  29,316.14
                  Interest on Principal $(12,082,063x10%/12)      $ 100,683.86
                                                                  ------------
                                                                  $ 130,000.00

11.  23/9/1999   Principal repayment                         $    299,560.44
                 Interest on Principal $(12,052,747x10%/12)  $    100,439.56
                                                             ---------------
                                                             $    400,000.00

12.  23/10/1999  Principal repayment                         $    302,056.78
                 Interest on Principal $(11,753,187x10%/12)  $     97,943.22
                                                             ---------------
                                                             $    400,000.00

13.  23/11/1999  Principal repayment                         $    304,573.92
                 Interest on Principal $(11,451,130x10%/12)  $     95,426.08
                                                             ---------------
                                                             $    400,000.00

14.  23/12/1999  Principal repayment                         $    307,112.03
                 Interest on Principal $(11,146,556x10%/12)  $     92,887.97
                                                             ---------------
                                                             $    400,000.00

15.  23/1/2000   Principal repayment                         $    309,671.30
                 Interest on Principal $(10,839,444x10%/12)  $     90,328.70
                                                             ---------------
                                                             $    400,000.00

16.  23/2/2000   Principal repayment                         $    312,251,89
                 Interest on Principal $(10,529,773x10%/12)  $     87,748.11
                                                             ---------------
                                                             $    400,000.00

17.  23/3/2000   Principal repayment                         $    314,853.99
                 Interest on Principal $(10,217,521x10%/12)  $     85,146.01
                                                             ---------------
                                                             $    400,000.00

18.  23/4/2000   Principal repayment                         $    317,477.78
                 Interest on Principal $(9,902,667x10%/12)   $     82,522.22
                                                             ---------------
                                                             $    400,000.00

19.  23/5/2000   Principal repayment                         $    320,123.42
                 Interest on Principal $(9,585,189x10%/12)   $     79,876.58
                                                             ---------------
                                                             $    400,000.00

20.  23/6/2000   Principal repayment                         $    322,791.12
                 Interest on Principal $(9,265,066x10%/12)   $     77,208.88
                                                             ---------------
                                                             $    400,000.00

21.  23/7/2000   Principal repayment                         $    325,481.05
                 Interest on Principal $(8,942,275x10%/12)   $     74,518.95
                                                             ---------------
                                                             $    400,000.00

22.  23/8/2000      Principal repayment                          $   328,193.39
                    Interest on Principal $(8,616,793x10%/12)    $    71,806.61
                                                                 --------------
                                                                 $   400,000.00

23.  23/9/2000      Principal repayment                          $   330,928.33
                    Interest on Principal $(8,288,600x10%/12)    $    69,071.67
                                                                 --------------
                                                                 $   400,000.00

24.  23/10/2000     Principal repayment                          $   333,686.07
                    Interest on Principal $(7,957,672x10%/12)    $    66,313.93
                                                                 --------------
                                                                 $   400,000.00

25.  23/11/2000     Principal repayment                          $   336,466.79
                    Interest on Principal $(7,623,986x10%/12)    $    63,533.21
                                                                 --------------
                                                                 $   400,000.00

26.  23/12/2000     Principal repayment                          $   339,270.68
                    Interest on Principal $(7,287,518.88x10%/12) $    60,729.32
                                                                 --------------
                                                                 $   400,000.00

27.  23/1/2001      Principal repayment                          $   342,097.93
                    Interest on Principal $(6,948,248x10%/12)    $    57,902.07
                                                                 --------------
                                                                 $   400,000.00

28.  23/2/2001      Principal repayment                          $   344,948.75
                    Interest on Principal $(6,606,150x10%/12)    $    55,051.25
                                                                 --------------
                                                                 $   400,000.00

29.  23/3/2001      Principal repayment                          $   347,823.32
                    Interest on Principal $(6,261,201x10%/12)    $    52,176.68
                                                                 --------------
                                                                 $   400,000.00

30.  23/4/2001      Principal repayment                          $   350,721.85
                    Interest on Principal $(5,913,378x10%/12)    $    49,278.15
                                                                 --------------
                                                                 $   400,000.00

31.  23/5/2001      Principal repayment                          $   353,644.53
                    Interest on Principal $(5,562,656x10%/12)    $    46,355.47
                                                                 --------------
                                                                 $   400,000.00

32.  23/6/2001      Principal repayment                          $   356,591.57
                    Interest on Principal $(5,209,012x10%/12)    $    43,408.43
                                                                 --------------
                                                                 $   400,000.00

33   23/7/2001   Principal repayment                          $  4,852,420.26
                 Interest on Principal $(4,852,420x10%/12)    $     40,436.84
                                                              ---------------
                                                              $  4,892,857.10


                 Total Repayment & Interest
                 Principal                                    $ 13,173,490.00
                 Interest on Principal                        $  3,019,367.10
                                                              ---------------
                                                              $ 16,192,857.10
                                                              ===============

                                  SCHEDULE 4
                                  ----------

                               Form of Guarantee
                               -----------------

THIS GUARANTEE dated the           day of         , 1998 is made between:-

(1) SUNBASE ASIA, INC., of 1280 Terminal Way, Suite 3, Reno Nevada 89502, United States of America ("SAI");

(2) CHINA INTERNATIONAL BEARING HOLDINGS LIMITED, of Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda ("CIBHL");

(3) SMITH ACQUISITION COMPANY, INC. of 2240 Buena Vista, Irwindale, CA 91706 ("SPC");

(The parties referred to at (1), (2) and (3) hereinafter referred to as the "Guarantors" and each a "Guarantor".)

(4) GLORY MANSION LIMITED, of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands ("GML");

(5) WARDLEY CHINA INVESTMENT TRUST, of c/o Suite 1610, P.O. Box 1016 P.O. Box 1016, 885 West Georgia Street, Vancouver B.C., V6C 3E8, Canada ("WCIT");

(6) MC PRIVATE EQUITY PARTNERS ASIA LIMITED of P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands, British West Indies ("MC Partners"); and

(7)       CHINE INVESTISSEMENT 2000, of L1118 Luxembourg, 14 Rue Aldringen ("CI
          2000");

(The parties referred to at (4), (5), (6) and (7) hereinafter collectively referred to as "Investors" and each an "Investor")

WHEREAS:-

(A) By a settlement agreement dated [*], 1998 (the "Settlement Agreement") and made between (1) China Bearing Holdings Limited (the "Company");
          (2) Asean Capital Limited ("ACL"); (3) China International Bearing Holdings Limited ("CIBHL"); (4) Sunbase Asia, Inc. ("SAI"); (5) Smith Acquisition Company Inc. ("SPC"); (6) Sunbase International (Holdings) Limited ("SIHL"); (7) Extensive Resources Limited ("ERL"); (8) Glory Mansion Limited ("GML"); (9) Wardley China Investment Trust ("WCIT");
          (10) MC Private Equity Partners Asia Limited ("MC Partners") and (11) Chine Investissement 2000 ("CI 2000"), the Investors agreed not to exercise their rights against the Default Parties under the Subscription Agreement.

(B) It is stipulated in the Settlement Agreement that the Guarantors shall execute the Guarantee in respect of the obligations of the Company and the other parties (not being the Investors) under the Settlement Agreement at

     Completion. Accordingly, this Guarantee supplements the Settlement
     Agreement.

(B) Expressions defined in the Settlement Agreement shall, unless specifically defined or re-defined herein or the context otherwise requires, bear the same meanings when used herein.

NOW THIS GUARANTEE WITNESSETH AND IT IS HEREBY AGREED as follows:-

1.   Guarantee
     ---------

(A) In consideration of the Investors agreeing not to exercise their rights against the Default Parties, each of the Guarantors hereby as primary obligor, irrevocably and unconditionally and together with each of the other Guarantors (the "Other Guarantors") jointly and severally, guarantees to each of the Investors:-

     (i) the full due and punctual observance and performance of all the terms, conditions and covenants on the part of the Company contained in the Settlement Agreement including the due and punctual payment of all sums now or subsequently payable under the Settlement Agreement and agrees to perform or procure the performance of such obligations of the Company from time to time and on demand by any of the Investors pay any and every sum or sums of money which the Company shall at any time be liable to pay to the Investors under or pursuant to the Settlement Agreement;

     (ii) the full due and punctual observance and performance of all the terms, conditions and covenants on the part of each Other Guarantor which such Other Guarantor is a party to the Settlement Agreement and this Guarantee including the due and punctual payment of all sums now or subsequently payable under the Settlement Agreement or this Guarantee and agrees to perform or procure the performance of such obligations of the Other Guarantors from time to time and on demand by any of the Investors pay any and every sum or sums of money which the Other Guarantors shall at any time be liable to pay to the Investors under or pursuant to the Settlement Agreement or this Guarantee as the case may be; and

     (iii) to indemnify the Investors from time to time on demand by any of the Investors from and against any loss incurred by the Investors or any of them as a result of any of the obligations of the Company under the Settlement Agreement or of any of the obligations of the Other Guarantors under or pursuant to the Settlement Agreement or this Guarantee not being fulfilled or performed or being or becoming void, voidable, unenforceable or ineffective as against the Company or any of the Other Guarantors as the case may be for any reason whatsoever, whether or not know to the Investors or any of them or any other person.

     The Guarantors' obligations hereunder is as if it is a principal debtor in respect of any amount and liability and obligation and not merely a surety, and without any requirement for the Investors first to have recourse against the Company or any of the Other Guarantors as the case may be and such liability shall not be impaired or reduced by any undertaking granted.

2.   Preservation of Rights
     ----------------------

(A) The obligations of the Guarantors herein contained shall be in addition to and independent of every other security which the Investors or any of them may at any time hold in respect of any of the Company or the Guarantors' obligations hereunder.

(B) The obligations of each of the Guarantors herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever, and in particular but without limitation, shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Company or any of the Other Guarantors and shall continue in full force and effect until final payment in full of all amounts owing by the Company or any of the Other Guarantors hereunder and total satisfaction of all the Company's or any of the Other Guarantors actual and contingent obligations hereunder.

(C) None of the obligations of any of the Guarantors herein contained nor the rights, powers and remedies conferred upon the Investors by the Settlement Agreement or this Guarantee or by law shall be discharged, impaired or otherwise affected by:-

     (i) the winding-up, dissolution, administration or re-organisation of the Company or any of the Guarantors or any other person or any change in its status, function, control or ownership;

     (ii) any of the obligations of the Company or any of the Guarantors or any other person hereunder or under any other security taken in respect of any of its obligations hereunder being or becoming illegal, invalid, unenforceable or ineffective in any respect;

     (iii) time or other indulgence being granted or agreed to be granted to the Company or any of the Guarantors or any other person in respect of its obligations hereunder or under any such other security;

     (iv) any amendment to, or any variation, waiver or release of, any obligation of the Company or any of the Guarantors or any other person hereunder or under any such other security;

     (v) any failure to take, or fully to take, any security contemplated hereby or otherwise agreed to be taken in respect of the Company, any of the Guarantor's or any other person's obligations hereunder;

     (vi) any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Company, any of the Guarantor's or any other person's obligations hereunder; or

     (vii) any other act, event or omission which, might operate to discharge, impair or otherwise affect any of the obligations of any of the Guarantors herein contained or any of the rights, powers or remedies conferred upon the Investors or any of them by the Subscription Agreement or the Debentures or by law.

(D) None of the Investors shall be obliged before exercising any of the rights, powers or remedies conferred upon each of them hereunder or by law:-

     (i)    to make any demand of the Company or any of the Guarantors;

     (ii) to take any action or obtain judgement in any court against the Company or any of the Guarantors;

     (iii) to make or file any claim or proof in a winding-up or dissolution of the Company or any of the Guarantors; or

     (iv) to enforce or seek to enforce any other security taken in respect of any of the obligations of the Company or any of the Guarantors hereunder.

(E) Each Guarantor agrees that, so long as any amounts are or may be owed by the Company or the Other Guarantors hereunder or when any of the Company or the Other Guarantors is under any actual or contingent obligations hereunder, it shall not exercise any rights which it may at any time have by reason of performance by it of its obligations hereunder:-

     (i)    to be indemnified by the Company or any of the Guarantors; and/or

     (ii)   to claim any contribution from the Other Guarantors; and/or

     (iii) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Investors hereunder or of any other security taken pursuant to, or in connection with, the Settlement Agreement or the Debenture by all or any of the Investors.

3.   Representations and Warranties
     ------------------------------

     Each of the Guarantors hereby represents and warrants to each of the Investors that:-

     (a) it is a company validly incorporated, duly organised and subsisting and of good standing under the law of the jurisdiction under which it was incorporated;

     (b) it has the necessary capacity to give this Guarantee and to perform and observe the obligations contained herein. The execution, delivery and performance of this Guarantee have been duly authorised by all necessary corporate action of the Guarantor and do not contravene the constitution of the Guarantor under any applicable laws or regulations. This Guarantee, as executed and delivered, constitutes legal valid and binding obligations of the Guarantor;

     (c) the execution and delivery of, and the performance of the provisions of, this Guarantee does not and will not during the continuance of this Guarantee (i) contravene any existing applicable laws, ordinance, regulation, decree, instrument, franchise, concession, licence or permit, or any order, judgement, decree or award, administrative or governmental authority, department or agency presently in effect and applicable, or (ii) contravene any contractual restrictions binding on the Guarantors or any of its assets, or (iii) cause any limit on any of the borrowing, guaranteeing, charging or other powers of the Guarantor, or (iv) create or result in or obliged the Guarantor to create any lien, charge, security interest or encumbrance on the whole or any part of the Guarantor's property;

     (d) all necessary governmental and other consents, authorities and approvals to execute this Guarantee has been obtained and are in full force, validity and effect;

     (e) no litigation, attribution, administrative or other proceedings pending before the court, tribunal, arbitrator or governmental agency has been threatened against any of the Guarantor; and

     (f) the obligations of each of the Guarantors under this Guarantee are direct, general, and unconditional obligations and rank at least pari passu with all such Guarantor's other present and future unsecured and unsubordinated and other obligations.

4.   Further Preservation of rights
     ------------------------------

     Should any purported obligation of the Company or any of the Guarantors being the subject of this Guarantee be or become wholly or in part invalid or unenforceable on any grounds whatsoever, the Guarantor shall nevertheless be liable to the Investors in respect of such purported obligation or liability as if the same were wholly valid and enforceable in each of the Guarantors as the principal debtor in respect thereof. Each of the Guarantors hereby agrees to keep each of the Investors fully indemnified against all damages, loss, costs and expenses arising from any failure of the Company or any of the Guarantors to carry out any of such purported obligations.

5.   Miscellaneous
     -------------

(A) This Guarantee shall be binding on and for the benefit of each of the parties' successor and assign and personal representatives (as the case may be) but no assignment may be made of any of the rights obligations hereunder of any party without the prior written consent of the other parties.

(B) This Guarantee may be signed in any number of counterparts, each of which shall be binding on the party who shall have executed it but which together shall constitute one Agreement.

(C) Any notice required to be sent must be in writing and shall be given by delivering it to the address or facsimile number as shown in Clause 9 of the Settlement Agreement.

(D) This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby submit to the non-exclusive jurisdiction of the courts of Hong Kong. In relation to any legal action or proceedings arising out of or in connection with this Guarantee, each of the Guarantors has irrevocably submitted in the Settlement Agreement to the courts of Hong Kong and in relation thereto has appointed an agent for service of process.

IN WITNESS WHEREOF the Guarantors have duly executed this Guarantee the date and year first above written.

The Common Seal of                      )
SUNBASE ASIA, INC.                      )
was hereunto affixed                    )
in the presence of:-                    )



The Common Seal of                      )
SMITH ACQUISITION                       )
COMPANY INC.                            )
was hereunto affixed                    )
in the presence of:-                    )



The Common Seal of                      )
CHINA INTERNATIONAL                     )
BEARING HOLDINGS LIMITED                )
was hereunto affixed                    )
in the presence of:-                    )



SIGNED by                               )
duly authorised for and on behalf       )
of GLORY MANSION LIMITED                )
in the presence of:-                    )



SIGNED by                               )
dulty authorized for and on behalf      )
of WARDLEY CHINA                        )
INVESTMENT TRUST                        )
in the presence of:-                    )

SIGNED by                               )
duly authorised for and on behalf       )
of MC PRIVATE EQUITY PARTNERS           )
ASIA LIMITED                            )
in the presence of:-                    )



SIGNED by                               )
duly authorized for and on behalf       )
of CHINE INVESTISSEMENT 2000            )
in the presence of:-                    )

                                  SCHEDULE 5
                                  ----------

                              Undertaking by ACL
                              ------------------

THIS UNDERTAKING dated the    day of         , 1998 is made between:-

(1) ASEAN CAPITAL LIMITED, of Omar Hodge Building, Wickhams Cay I, P.O. Box 362, Road Town, Tortola, British Virgin Islands ("ACL");

(2) WARDLEY CHINA INVESTMENT TRUST, of c/o Suite 1610, P.O. Box 1016, 885 West Georgia Street, Vancouver B.C., V6C 3E8, Canada ("WCIT");

(3) GLORY MANSION LIMITED, of Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands ("GML");

(4) MC PRIVATE EQUITY PARTNERS ASIA LIMITED, of P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands, British West Indies ("MC Partners"); and

(5)  CHINE INVESTISSEMENT 2000, of L1118 Luxembourg, 14 Rue Aldringen
     ("CI2000").

(The parties referred to at (2), (3), (4) and (5) hereinafter collectively referred to as "Investors" and each an "Investor").

WHEREAS:-

(A) By a settlement agreement dated [.], 1998 (the "Settlement Agreement") and made between (1) China Bearing Holdings Limited (the "Company"); (2) Asean Capital Limited ("ACL"); (3) China International Bearing Holdings Limited ("CIBHL"); (4) Sunbase Asia, Inc. ("SAI"); (5) Smith Acquistion Company Inc. ("SPC"); (6) Sunbase International (Holdings) Limited ("SIHL"); (7) Extensive Resources Limited ("ERL"); (8) Glory Mansion Limited ("GML"); (9) Wardley China Investment Trust ("WCIT"); (10) MC Private Equity Partners Asia Limited ("MC Partners") and (11) Chine Investissement 2000 ("CI 2000"), the Investors agreed not to exercise their rights against the Default Parties under the Subscription Agreement.

(B) It is stipulated in the Settlement Agreement that ACL shall execute the ACL Undertaking in respect of the payment obligations of the Company under the Settlement Agreement and accordingly, this Undertaking supplements the Settlement Agreement.

(C) Expressions defined in the Settlement Agreement shall, unless specifically defined or re-defined herein or the context otherwise requires, bear the same meanings when used herein.


NOW THIS UNDERTAKING WITNESSETH AND IT IS HEREBY AGREED as follows:-

1.   Guarantee
     ---------

     In consideration of the Investors agreeing not to exercise their rights against the Default Parties under the Subscription Agreement, ACL hereby as primary obligor, irrevocably and unconditionally guarantees and undertakes to each of the Investors:-

     (i) the full due and punctual payment of all sums now or subsequently payable under the Settlement Agreement by the Company and agrees to perform or procure the performance of such payment obligations of the Company from time to time and on demand by any of the Investors pay any and every sum or sums of money which the Company shall at any time be liable to pay to the Investors under or pursuant to the Settlement Agreement as the case may be; and

     (ii) to indemnify the Investors from time to time on demand by any of the Investors from and against any losses or costs incurred by the Investors or any of them as a result of any of the payment obligations of the Company under the Settlement Agreement or any payment obligations thereunder not being fulfilled or performed or being or becoming void, voidable, unenforceable or ineffective as against the Company or any of the Guarantors as the case may be for any reason whatsoever, whether or not known to the Investors or any of them or any other person.

     ACL's obligations hereunder is as if it is a principal debtor in respect of any amount and liability and obligation and not merely a surety, and without any requirement for the Investors first to have recourse against the Company or any of the Guarantors as the case may be and such liability shall not be impaired or reduced by any undertaking granted.


2.   Undertaking
     -----------

     ACL hereby further undertakes to use its best endeavours (including the exercise of any voting rights and control it has) to ensure that the obligations of SAI, CBHL, CIBHL and SPC under the Settlement Agreement and of SAI, CIBHL and SPC under the Guarantee (including but without limitation to the specific undertakings under Clause 7 of the Settlement Agreement) will be observed, fulfilled and performed and shall do all that is necessary so as to give effect to, render possible or assist in the fulfilment or compliance with such provisions.

3.   Preservation of Rights
     ----------------------

(A) The obligations of ACL herein contained shall be in addition to and independent of every other security which the Investors or any of them may at any time hold in respect of any of the Company's or the Guarantors' obligations under the Guarantee.

(B) The obligations of ACL herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever, and in particular but without limitation, shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Company or any of the Guarantors and shall continue in full force and effect until final payment in full of all amounts owing by the Company.

(C) None of the obligations of ACL herein contained nor the rights, powers and remedies conferred upon the Investors by the Settlement Agreement or this Undertaking or by law shall be discharged, impaired or otherwise affected by:-

     (i) the winding-up, dissolution, administration or re-organisation of the Company or any of the Guarantors or any other person or any change in its status, function, control or ownership;

     (ii) any of the obligations of the Company or any of the Guarantors or any other person hereunder or under any other security taken in respect of any of its obligations hereunder being or becoming illegal invalid, unenforceable or ineffective in any respect;

     (iii) time or other indulgence being granted or agreed to be granted to the Company or any of the Guarantors or any other person in respect of its obligations hereunder or under any such other security;

     (iv) any amendment to, or any variation, waiver or release of, any obligation of the Company or any of the Guarantors or any other person hereunder or under any such other security;

     (v) any failure to take, or fully to take, any security contemplated hereby or otherwise agreed to be taken in respect of the Company, any of the Guarantor's or any other person's obligations hereunder;

     (vi) any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Company, any of the Guarantor's or any other person's obligations hereunder; or

     (vii) any other act, event or omission which, might operate to discharge, impair or otherwise affect any of the obligations of any of the

               Guarantors contained in the Guarantee or any of the rights, powers or remedies conferred upon the Investors or any of them by the Settlement Agreement or by law.

(D) None of the Investors shall be obliged before exercising any of the rights, powers or remedies conferred upon each of them hereunder or by law:-

     (i)       to make any demand of the Company or any of the Guarantors;

     (ii) to take any action or obtain judgement in any court against the Company or any of the Guarantors;

     (iii) to make or file any claim or proof in a winding-up or dissolution of the Company or any of the Guarantors; or

     (iv) to enforce or seek to enforce any other security taken in respect of any of the obligations of the Company or any of the Guarantors.

(E) ACL agrees that, so long as any amounts are or may be owed by the Company or the Guarantors or when any of the Company or the Guarantors is under any actual or contingent obligations to any of the Investors, it shall not exercise any rights which it may at any time have reason of performance by it of its obligations hereunder:-

     (i)       to be indemnified by the Company or the Guarantors; and/or

     (ii)      to claim any contribution from the Company or the Guarantors;
               and/or

     (iii) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Investors hereunder or of any other security taken pursuant to, or in connection with, the Subscription Agreement or the Debenture by all or any of the Investors.


4.   Representations and Warranties
     ------------------------------

     ACL hereby represents and warrants to each of the Investors that:-

     (a) it is a company validly incorporated, duly organised and subsisting and of good standing under the law of the jurisdiction under which it was incorporated;

     (b) it has the necessary capacity to give this Undertaking and to perform and observe the obligations contained herein. The execution, delivery and performance of this Undertaking have been duly authorised by all necessary corporate action and do not contravene the constitution of ACL under any applicable laws or regulations. This Undertaking, as executed and delivered constitutes legal valid and binding obligations of ACL;

     (c) the execution and delivery of, and the performance of the provisions of, this Undertaking does not and will not during the continuance of this Undertaking (i) contravene any existing applicable laws, ordinance, regulation, decree, instrument, franchise, concession, licence or permit, or any order, judgement, decree or award, administrative or governmental authority, department or agency presently in effect and applicable, or (ii) contravene any contractual restrictions binding on ACL or any of its assets, or (iii) cause any limit on any of the borrowing, guaranteeing, charging or other powers of ACL, or (iv) create or result in or obliged ACL to create any lien, charge, security interest or encumbrance on the whole or any part of the ACL's property;

     (d) all necessary governmental and other consents, authorities and approvals to execute this Undertaking has been obtained and are in full force, validity and effect;

     (e) no litigation, attribution, administrative or other proceedings pending before the court, tribunal, arbitrator or governmental agency has been threatened against ACL; and

     (f) the obligations of ACL under this Undertaking are direct, general, and unconditional obligations and rank at least pari passu with all ACL's other present and future unsecured and unsubordinated and other obligations.

5.   Further Preservation of rights
     ------------------------------

     Should any purported payment obligation of the Company being the subject of this Undertaking be or become wholly or in part invalid or unenforceable on any grounds whatsoever, ACL shall nevertheless be liable to the Investors in respect of such purported payment obligation or liability as if the same were wholly valid and enforceable as the principal debtor in respect thereof. ACL hereby agrees to keep each of the Investors fully indemnified against all damages, loss, costs and expenses arising from any failure of the Company to carry out any of such purported payment obligations.

6.   Miscellaneous
     -------------

(A) This Undertaking shall be binding on and for the benefit of each of the parties' successor and assign and personal representatives (as the case may be) but no assignment may be made of any of the rights obligations hereunder of any party without the prior written consent of the other parties.

(B) This Undertaking may be signed in any number of counterparts, each of which shall be binding on the party who shall have executed it but which together shall constitute one Agreement.

(C) Notices required to be sent pursuant to this Undertaking must be sent in writing to the addresses or facsimile number of the parties contained in Clause 9 of the Settlement Agreement.

(D) This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby submit to the non-exclusive jurisdiction of the courts of Hong Kong. In relation to any legal action or proceedings arising out of or in connection with this Undertaking, ACL has irrevocably submitted in the Settlement Agreement to the courts of Hong Kong and in relation thereto has appointed an agent for service of process.

IN WITNESS WHEREOF ACL have duly executed this Undertaking the date and year first above written.

The Common Seal of                 )
ASEAN CAPITAL LIMITED              )
was hereunto affixed               )
in the presence of:-               )

SIGNED by                          )
duly authorised for and on behalf  )
of GLORY MANSION LIMITED           )
in the presence of:-               )

SIGNED by                          )
duly authorised for and on behalf  )
of WARDLEY CHINA                   )
INVESTMENT TRUST                   )
in the presence of:-               )


SIGNED by                          )
duly authorised for and on behalf  )
of MC PRIVATE EQUITY PARTNERS      )
ASIA LIMITED                       )
in the presence of:-               )

SIGNED by                          )
duly authorised for and on behalf  )
of CHINE INVESTISSEMENT 2000       )
in the presence of:-               )

                                  SCHEDULE 6
                                  ----------

                        Form of Deed of Share Mortgage
                        ------------------------------

                         Dated                    1998
                         -----------------------------

                          Extensive Resources Limited


                                      AND


                       Brilliant Future Holdings Limited

                ______________________________________________


                               Deed of Mortgage
                                  relating to
                Shares in Tianjin Development Holdings Limited

                ______________________________________________


                                Chao and Chung
                                   Hong Kong

THIS DEED is made on the      day of              , 1998


BETWEEN

(1) Extensive Resources Limited, a company incorporated in British Virgin Islands and having its registered address at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the Chargor); and

(2) Brilliant Future Holdings Limited, a company incorporated in British Virgin Islands and having its registered address at the offices of Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the "Chargee").


WHEREAS:-

(A) The Chargor is the beneficial owner of the Mortgaged Shares (as defined hereinafter).

(B) The Chargor has agreed pursuant to the Settlement Agreement to charge in favour of the Chargee the Mortgaged Shares.

IT IS HEREBY AGREED as follows:-

1.   Interpretation
     --------------

1.1 Except as otherwise expressly provided, terms defined in the Settlement Agreement shall have the same respective meanings when used in this Deed.

1.2 In this Deed the following expressions shall have the following meanings respectively:-

     "Disposal" means, any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, tenancy, licence, direct or indirect reservation, waiver, compromise, release, dealing with or in or granting of any option, right of first refusal or other right or interest whatsoever or any agreement for any of the same and "Dispose" shall be construed accordingly;

     "Encumbrance" means any mortgage, charge, pledge, lien (other than a lien arising by statute or operation of law) or other encumbrance, priority or security interest, deferred purchase, title retention, leasing, sale-and repurchase or sale-and leaseback arrangement whatsoever or in any assets, rights or interest of whatsoever nature and includes any agreement for any of the same;

          "Mortgaged Shares" means the 1,000,000 shares in the capital of Tianjin Development held by the Chargor to be mortgaged hereunder and for the time being subject to the charge created hereunder;

          "Settlement Agreement" means and agreement dated [.], 1998 relating to the settlement of obligations of the Default Parties; and

          "Tianjin Development" means Tianjin Development Holdings Limited, a company incorporated in Hong Kong and listed on The Stock Exchange of Hong Kong Limited.

     1.3  In this Deed, unless the context otherwise requires:-

          (a)  words and expressions defined in the Companies Ordinance (Cap.
               32) of the Laws of Hong Kong shall bear the same meanings when used herein;

          (b) references to any statutes or statutory provision shall include any statute or statutory provision which amends, replaces or re-enacts, or has amended, replaced or re-enacted, it, and vice versa, and shall include any statuary instrument, order, regulation or other subordinate legislation made thereunder.

          (c) references to Clauses, paragraphs, Recitals and Schedules are to clauses and paragraphs of, and recitals and schedules to, this Agreement and reference to sub-clauses are to sub-clauses of the clause in which the reference appears;

          (d) references to a "company' shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

          (e) references to a "person" shall be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality); and

          (f) words importing the singular include the plural and vice versa, words importing one gender include every gender.

     2.   Share Mortgage
          --------------

     2.1 The Chargor as beneficial owner, mortgages and agrees to mortgage to the Chargee (as trustee for and on behalf of the Investors) by way of first mortgage all of the Mortgaged Shares as continuing security for the discharge of such obligations of the Company under the Settlement Agreement as shall fall to be performed in the period up to 31st March, 1999.

2.2 In furtherance of the security constituted by this Deed the Chargor shall deliver to the Chargee the share certificates representing the Mortgaged Shares together with duly executed but undated instruments of transfer in respect of the Mortgaged Shares in favour of the Chargee and/or its nominees.

3.   Covenants
     ---------

3.1  The Chargor covenants with the Chargee:-

     (a) to reimburse to the Chargee all costs, charges and expenses which may be incurred by it under or arising out of this Deed or in connection with the Mortgaged Shares (but excluding any costs, charges and expenses incurred by the Chargee in connection with the preparation and negotiation of this Deed);

     (b) at all times to comply in all respects with any law or directive and any conditions in relation to this Deed and the Settlement Agreement; and

     (c) on demand made at any time after the security constituted by this Deed becomes enforceable, procure that the Mortgaged Shares are transferred into and registered in the share register of Tianjin Development in the name of the Chargee and/or its nominees.

3.2 The Chargor covenant with the Chargee that it will not create or permit to subsist any Encumbrance over or Dispose of the Mortgaged Shares (or the equity of redemption in relation to the same) except with the prior consent of the Chargee.

4.   Share Rights
     ------------

4.1 Until the security constituted by this Deed becomes enforceable, the Chargor shall be entitled to exercise any voting rights in respect of the Mortgaged Shares provided that the Chargor will not exercise, or permit the exercise of, voting rights in respect of any of the Mortgaged Shares in such manner as will, in the opinion of the Chargee, contravene any of the provisions of, or jeopardise any of the security created by this Deed and the Settlement Agreement.

4.2 Upon the security constituted by this Deed becoming enforceable the Chargee or its nominees may (to the entire exclusion of the Chargor) at any time, at the Chargees's discretion, exercise any voting rights in respect of the Mortgaged Shares and all the powers given to trustees by Section 11(4) and
     (5) of the Trustee Ordinance (Cap.29) in respect of securities subject to a trust and all powers or rights which may be exercised by the person or persons in whose name or names the Mortgaged Shares are registered under the terms hereof or otherwise.

43. The Chargor (or as appropriate his nominee) shall be entitled to retain for its own benefit any dividends, distributions or other monies paid (and which the Chargee has agreed should be paid) on or in respect of the Mortgaged Shares prior to the security constituted by this Deed becoming enforceable. All dividends, distributions or other monies paid or payable on or in respect of the Mortgaged Shares at any other time or without the prior approval of the Chargee, if received by the Chargor or its nominee, shall be paid over to (and pending such payment shall be held on trust for) the Chargee.

5.     Enforcement
       -----------

5.1 The Chargee shall be entitled to declare all or any part of the security constituted by this Deed enforceable at any time immediately upon the breach of any of the obligations of the Company as shall fall to be performed in the period up to 31st March, 1999 under the Settlement Agreement as the same is certified in writing by the Chargee.

5.2 Upon or at any time after the security constituted by this Deed has become enforceable, the Chargee shall have the right, at any time, without notice or any other action with respect to the Chargor, to take such steps as are necessary to effect a transfer of the Mortgaged Shares to itself (and/or its nominees) and/or sell the Mortgaged Shares or any of them in such manner, at such price or prices, without being responsible for any loss, as the Chargee may at its absolute discretion deem expedient, and the Chargee shall not be responsible for any loss from or through brokers or others employed in the sale of the Mortgaged Shares or for any loss or depreciation in value of any of the Mortgaged Shares arising from or through any cause whatsoever. The Chargee shall be entitled to reimburse itself out of the proceeds of sale all costs, charges and expenses incurred by it in such sale and is authorised to apply any net proceeds of the Mortgaged Shares towards payment of the outstanding principal and interest due from the Company to the Investors under the Settlement Agreement in proportion to the principal amounts of the Debentures held by each of the Investors respectively.

5.3 The Chargor agrees that upon any Disposal of the Mortgaged Shares or any other rights under this Deed, the Chargee may make or purport to make a statement in writing signed by the Chargee that this Deed is enforceable and that the power of sale has become exercisable which statement shall be conclusive evidence of the fact in favour of any purchaser or other person acquiring any of the Mortgaged Shares or other rights and every purchaser will take the same free of any rights of the Chargor. The Chargor shall indemnify the Chargee against any claims or demands which may be made against the Chargee by such purchaser and any liability, loss, cost or expense which the Chargee may suffer or incur by reason of any defect in the Chargor's title to the Mortgaged Shares.

5.4 the Chargor agrees to waive any right to require that, prior to the enforcement of the security constituted by this Deed, proceedings be taken against the Chargor so that action be taken to realize the security held pursuant to this Deed.


6.   Power of Attorney
     -----------------

6.1 The Chargor, by way of security, irrevocably appoints the Chargee and each of its directors, officers and managers for the time being, with full power of substitution and delegation, to be his attorney acting singly or together and in his name, on his behalf to do all such assurances, acts or things as he ought to do under the covenants and provisions contained in this Deed and generally in his name and on his behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed on the Chargee and generally to execute, seal and deliver and otherwise perfect any deed, assignment, transfer, assurance, agreement, instrument, or act which may in the opinion of the Chargee (or any substitute attorney) be required or considered proper, necessary or desirable for any of the purposes of this Deed.

6.2 The Chargor ratifies and confirms and agrees to ratify and confirm whatever any attorney mentioned in this clause does in the exercise or purported exercise of all or any of the powers, authorities and discretions under this clause.

7.   Termination
     -----------

     This Deed shall terminate automatically upon performance of all the obligations of the Company under the Settlement Agreement as shall fall to be performed in the period up to 31st March, 1999 whereupon the Chargee shall:-

     (a) redeliver to the Chargor the share certificates and instruments of transfer in respect of the Mortgaged Shares or the remainder of them (if any);

     (b) generally take such other action as may be reasonably required at the cost of the Chargor to release the Chargor from and to discharge this Deed.

8.   Indulgence
     ----------

     This Deed and the rights of the Chargee under it shall not be discharged or in any way affected by:-

     (a) any time, indulgence, waiver or consent at any time given to, or any compromise or composition entered into or made with, the Chargor or any other person or any other release (conditional or otherwise) of the

          Chargor or any other person;

     (b) any amendment, variation, supplement or notation, to or of the Settlement Agreement or any of them (whether or not the change effected by such amendment, variation, supplement or notation is material);

     (c) any assignment by the Chargee of their rights and obligations under the Settlement Agreement;

     (d) any defect, irregularity or deficiency in any provision of any of the Settlement Agreement, or the obligations of any party thereunder being or becoming terminated, invalid, illegal or unenforceable at any item and/or for any reason (whether or not known to the Subscriber);

     (e) any party thereto not being bound by the terms of the Settlement Agreement, whether as a result of any failure to execute, or any deficiency in the execution of, the same or as a result of any defect in or insufficiency or want of the necessary powers or any irregular or improper exercise thereof, whether or not known to the Chargee or for any other reason whatsoever; or

     (f) the insolvency, bankruptcy, dissolution, winding-up, liquidation, amalgamation, reconstruction, reorganization, charge in constitution, death or incapacity of the Chargor.

9.   General
     -------

9.1 The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law or under the Settlement Agreement.

9.2 Any provision of this Deed may be amended only if the Chargor and the Chargee agree in writing.

9.3 (A) Any notice or other communication given or made under this Agreement shall be in writing.

     (B) Any such notice or other communication shall be addressed as provided in sub-clause (C) and, if so addressed, shall be deemed to have been duly given or made as follows:-

          (i) if sent by personally delivery, upon delivery at the address of the relevant party;

          (ii) if sent by post, two clear Business Days (if within Hong Kong) or 7 Business Days (if overseas) after the date of posting;

                     and

               (iii) if sent by facsimile, when despatched;

               PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside working hours, such notice or other communication shall be deemed to be given or made at the start of working hours on the next Business Day. "Working hours" means 9:00a.m. to 5:30p.m. on the Business Day.

     (C) The relevant addressee, address and facsimile number of each party for the purposes of this Agreement are:-

          (i)  in the case of the Chargor:-

               Address:       c/o China International Bearing Holdings Limited
                                  19th Floor, First Pacific Bank Centre
                                  51-57 Gloucester Road, Hong Kong

               Facsimile:     (852) 2865 4293
               Attention:     Mr. Billy Kan


          (ii) in the case of the Chargee:-

               Address:       c/o HPEM, 10th Floor, Citibank Tower
                                  3 Garden Road, Hong Kong

               Facsimile:     (852) 2845 9992
               Attention:     Mr. George Raffini/Mr. Brian Law

          or in each case at or to such other address, facsimile number of individual as the receiving party may have notified the sending party provided that such notification shall only be effective on the date specified in the notification as the date on which the change is to take place or if no date is specified or the date specified is fewer than five clear Business Days after the date on which notice if given, the date falling five clear Business Days after notice of any change has been given.

     9.4 The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

     9.5 This Deed shall enure to the benefit of the parties hereto and their respective permitted successors, assignees and transferees.

9.6 The Chargor and the Chargee may not assign or transfer any or all of their rights or obligations under this Deed.

10.  Law
     ---

     This Deed shall be governed by and construed in accordance with the laws of Hong Kong.

AS WITNESS whereof this Deed has been duly executed on the date first above written.

SEALED WITH THE COMMON SEAL           )
OF EXTENSIVE RESOURCES LIMITED        )
in the presence of:-                  )





SIGNED BY                             )
FOR AND ON BEHALF OF                  )
BRILLIANT FUTURE HOLDINGS LIMITED     )
in the presence of:-                  )

                                SIGNATURE PAGE
                                --------------

SIGNED by Kan Chi Kin, Billy           )
duly authorised for and on behalf      )   /s/ Billy Kan Chi Kin
of CHINA BEARING                       )
HOLDINGS LIMITED                       )
in the presence of:-                   )

 /s/ Desmond Chow
  Desmond Chow
   Solicitor
  Hong Kong SAR

SIGNED by Kan Chi Kin, Billy           )
duly authorised for and on behalf      )   /s/ Billy Kan Chi Kin
of ASEAN CAPITAL LIMITED               )
in the presence of:-                   )

 /s/ Desmond Chow
  Desmond Chow
   Solicitor
  Hong Kong SAR

SIGNED by Kan Chi Kin, Billy           )
duly authorised for and on behalf      )   /s/ Billy Kan Chi Kin
of CHINA INTERNATIONAL                 )
BEARING HOLDINGS LIMITED               )
in the presence of:-                   )

 /s/ Desmond Chow
  Desmond Chow
   Solicitor
  Hong Kong SAR

SIGNED by Kan Chi Kin, Billy           )
duly authorised for and on behalf      )   /s/ Billy Kan Chi Kin
of SUNBASE ASIA, INC.                  )
in the presence of:-                   )

 /s/ Desmond Chow
  Desmond Chow
   Solicitor
  Hong Kong SAR

SIGNED by Kan Chi Kin, Billy           )
duly authorised for and on behalf      )   /s/ Billy Kan Chi Kin
SMITH AQUISITION COMPANY, INC.         )
in the presence of:-                   )
                                       )
 /s/ Desmond Chow
  Desmond Chow
   Solicitor
  Hong Kong SAR

SIGNED by Tien-yo Chao, as attorney)
duly authorised for and on behalf  )     /s/ Tien-yo Chao
of GLORY MANSION LIMITED           )
in the presence of:-               )

          /s/ Desmond Chow
            Desmond Chow
            Solicitor
            Hong Kong SAR


SIGNED by Brian Law                )
duly authorised for and on behalf  )     /s/ Brian Law
of WARDLEY CHINA                   )
INVESTMENT TRUST                   )
in the presence of:-               )

          /s/ Desmond Chow
            Desmond Chow
            Solicitor
            Hong Kong SAR

SIGNED by Tatsuya Kuroyanagi       )
duly authorised for and on behalf  )     /s/ Tatsuya Kuroyanagi
of MC PRIVATE EQUITY PARTNERS      )
ASIA LIMITED                       )
in the presence of:-               )

          /s/ Desmond Chow
            Desmond Chow
            Solicitor
            Hong Kong SAR

SIGNED by Fabrice Jacob            )
duly authorised for and on behalf  )     /s/ Fabrice Jacob
of CHINE INVESTISSEMENT 2000   )
in the presence of:-               )

          /s/ Desmond Chow
            Desmond Chow
            Solicitor
            Hong Kong SAR

SIGNED by Kan Chi Kin, Billy       )
duly authorised for and on behalf  )     /s/ Billy Kan Chi Kin
of EXTENSIVE RESOURCES             )
LIMITED                            )
in the presence of:-               )

          /s/ Desmond Chow
            Desmond Chow
            Solicitor
            Hong Kong SAR

SIGNED by Kan Chi Kin, Billy       )
duly authorised for and on behalf  )
of SUNBASE INTERNATIONAL           )         /s/ Billy Kan Chi Kin
(HOLDINGS) LIMITED                 )
in the presence of:-               )

          /s/ Desmond Chow
            Desmond Chow
            Solicitor
            Hong Kong SAR